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                                 BYLAWS
                                   OF
                      NICHOLS RESEARCH CORPORATION
                                BY LAWS
                                   OF
                      NICHOLS RESEARCH CORPORATION

                               I N D E X


ARTICLE ONE - OFFICES

  Section 1.1  Registered Office                                               1
  Section 1.2  Principal Business Office                                       1

ARTICLE TWO - SHAREHOLDERS MEETINGS

  Section  2.1  Annual Meeting                                                 1
  Section  2.2  Special Meetings                                               1
  Section  2.3  Place                                                          2
  Section  2.4  Notice                                                         2
  Section  2.5  Quorum                                                         2
  Section  2.6  Proxies; Required Vote                                         3
  Section  2.7  Presiding Officer and Secretary                                3
  Section  2.8  Shareholder List                                               3
  Section  2.9  Action in Lieu of Meeting                                      4

ARTICLE THREE - DIRECTORS

  Section  3.1  Management                                                     4
  Section  3.2  Number of Directors; Quorum                                    4
  Section  3.3  Vacancies                                                      5
  Section  3.4  Election of Directors                                          5
  Section  3.5  Removal                                                        5
  Section  3.6  Resignation                                                    5
  Section  3.7  Compensation                                                   6
  Section  3.8  Co-Chairmen                                                    6

ARTICLE FOUR - COMMITTEES

  Section  4.1  Executive Committee                                            6
  Section  4.2  Other Committees                                               8
  Section  4.3  Removal                                                        9

ARTICLE FIVE- MEETINGS OF THE BOARD OF DIRECTORS

  Section  5.1  Time and Place                                                 9
  Section  5.2  Regular Meetings                                               9
  Section  5.3  Special Meetings; Notice                                       9
  Section  5.4  Waiver of Notice                                              10
  Section  5.5  Quorum                                                        10
  Section  5.6  Action in Lieu of Meeting                                     11
  Section  5.7  Interested Directors and Officers                             11

ARTICLE SIX  - OFFICERS, AGENTS AND EMPLOYEES

  Section  6.1  General Provisions                                            12
  Section  6.2  Powers and Duties of the Chief
                Executive Officer and the President                           13
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Section  6.3  Powers and Duties of Executive Vice
                Presidents, Senior Vice Presidents
                and Vice Presidents                                           14
  Section  6.4  Powers and Duties of the Secretary                            15
  Section  6.5  Powers and Duties of the Treasurer                            15
  Section  6.6  Appointment, Powers and Duties of
                Assistant Secretaries                                         16
  Section  6.7  Appointment, Powers and Duties of
                Assistant Treasurers                                          16
  Section  6.8  Delegation of Duties                                          16

ARTICLE SEVEN - CAPITAL STOCK

  Section  7.1  Certificates                                                  17
  Section  7.2  Shareholder List                                              18
  Section  7.3  Transfer of Shares                                            19
  Section  7.4  Record Dates                                                  19
  Section  7.5  Registered Owner                                              19
  Section  7.6  Transfer Agent and Registrars                                 20
  Section  7.7  Lost Certificates                                             20
  Section  7.8  Fractional Shares or Scrip                                    20

ARTICLE EIGHT  - BOOKS AND RECORDS; SEAL; ANNUAL STATEMENTS

  Section  8.1  Inspection of Books and Records                               21
  Section  8.2  Seal                                                          22
  Section  8.3  Annual Statements                                             22

ARTICLE NINE - INDEMNIFICATION

  Section  9.1  Third Party Claims                                            23
  Section  9.2  Corporate Claims                                              24
  Section  9.3  Indemnification of Expenses Where Successful                  25
  Section  9.4  Authorization of Indemnification                              25
  Section  9.5  Advancement of Expenses                                       25
  Section  9.6  Nonexclusive Method of Indemnification                        26
  Section  9.7  Insurance                                                     26
  Section  9.8  Notification to Shareholders of Indemnification               27

ARTICLE TEN - NOTICES, WAIVERS OF NOTICE

  Section 10.1  Notices                                                       27
  Section 10.2  Waivers of Notice                                             27

ARTICLE ELEVEN - EMERGENCY POWERS

  Section 11.1  By-Laws                                                       28
  Section 11.2  Lines of Succession                                           28
  Section 11.3  Head Office                                                   28
  Section 11.4  Period of Effectiveness                                       29
  Section 11.5  Notices                                                       29
  Section 11.6  Officers as Directors Pro Tempore                             29
  Section 11.7  Liability of Officers, Directors and Agents                   29

ARTICLE TWELVE - CONTRACTS; CHECKS

  Section 12.1  Contracts                                                     30
  Section 12.2  Checks                                                        30
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ARTICLE THIRTEEN  - DIVIDENDS AND DISTRIBUTIONS                               30

ARTICLE FOURTEEN  - AMENDMENTS                                                31

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                                    BY-LAWS
                                       OF
                          NICHOLS RESEARCH CORPORATION


                                  ARTICLE ONE

                                    OFFICES

   1.1 Registered Office. The corporation shall at all times maintain a registered office in the State of Delaware and a registered agent at that address but may have other offices located within or outside the State of Delaware as the Board of Directors may determine.

   1.2 Principal Business Office. The corporation shall maintain its principal place of business in Madison County, Alabama, and may have other places of business within or without the State of Alabama as the Board of Directors may determine.

                                  ARTICLE TWO

                             SHAREHOLDERS MEETINGS

   2.1   Annual  Meeting.   The annual meeting  of  shareholders  of  the
corporation shall be held within 180 days after the end of each fiscal year of the corporation. The annual meeting shall be held at such time and place as the Directors shall determine from time to time and as shall be specified in the notice of the meeting.

   2.2    Special  Meetings.   Special  meetings  of  the shareholders may be
called at any time by the Chief Executive Officer, President, or a majority of the board of directors. Special meetings shall be held at such a time and place and on such date as shall be specified in the notice of the meeting.

   2.3 Place. Annual or special meetings of shareholders may be held within or without the State of Delaware as may be specified in the notice of meeting.

   2.4    Notice.   Notice  of annual or special shareholders meetings stating place, day and hour of the meeting shall be given in writing not less than ten nor more than sixty days before the date of the meeting, either mailed to the last known address of or personally given to each shareholder.

Notice of any special meeting of shareholders shall state the purpose or purposes for which the meeting is called. The notice of any meeting at which amendments to or restatements of the certificate of incorporation, merger or consolidation of the corporation, or the disposition of corporate assets requiring shareholder approval are to be considered shall state such purpose, be given at least twenty days before such meeting and further
comply with all requirements of law.   Notice of a meeting may be waived by
an instrument in writing executed before or after the meeting. The waiver need not specify the purpose of the meeting or the business transacted, unless one of the purposes of the meeting concerns a plan of merger or consolidation, in which event the waiver shall comply with the further requirements of law concerning such waiver. Attendance at such meeting in person or by proxy shall constitute a waiver of notice thereof.
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   2.5   Quorum.   At  all  meetings  of  shareholders  a  majority of  the
outstanding shares of stock shall constitute a quorum for the transaction of business, and no resolution or business shall be transacted without the favorable vote of the holders of a majority of the shares represented at the meeting and entitled to vote. A lesser number may adjourn from day to day, and shall announce the time and place to which the meeting is adjourned.

   2.6    Proxies; Required Vote.   At  every  meeting  of  the  shareholders,
including meetings of shareholders for the election of Directors, any shareholder having the right to vote shall be entitled to vote in person or by proxy, but no proxy shall be voted after eleven months from its date, unless said proxy provides for a longer period. Each shareholder shall have one vote for each share of stock having voting power, registered in his name on the books of the corporation. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders, except as otherwise provided by law, by the certificate of incorporation or by these by-laws.

   2.7 Presiding Officer and Secretary. At every meeting of shareholders, a Co-Chairman of the Board, or in the absence of a Co-Chairman or if there be none, the Chief Executive Officer, or in his absence the President, or in his absence a Vice President or, if none be present, the appointee of the presiding officer of the meeting, shall preside. The Secretary, or in his absence an Assistant Secretary, or if none be present, the appointee of the Presiding officer of the meeting, shall act as secretary of the meeting.

   2.8 Shareholder List. The officer or agent having charge of the stock transfer books of the corporation shall produce for the inspection of any shareholder a complete alphabetical list of shareholders entitled to vote showing the address and share holdings of each shareholder. Such a list shall be kept on file in the principal office of the corporation for at least ten days prior to all meetings of shareholders and shall be subject to inspection by any shareholder making written request therefor at any time during usual business hours; such list shall also be available for inspection by any shareholder at, and continuously during, every meeting of the shareholders.

   2.9 Action in Lieu of Meeting. Any action to be taken at a meeting of the shareholders of the corporation, or any action that may be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing setting forth the action so taken shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof and any further requirements of law pertaining to such consents have been complied with.

                                 ARTICLE THREE

                                   DIRECTORS

   3.1   Management.   Subject  to  these  by-laws,  the  certificate   of
incorporation and any lawful agreement among the shareholders, the full and entire management of the affairs and business of the corporation shall be vested in the Board of Directors, which shall have and may exercise all of the powers that may be exercised or performed by the corporation.
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   3.2  Number of Directors;  Quorum.   The Board of Directors shall consist
of not less than five (5) and not more than nine (9) members, the precise number to be fixed by resolution of the Board of Directors from time to time. A majority of said Directors shall constitute a quorum for the
transaction   of  business.   All  resolutions  adopted  and  all  business
transacted by the Board of Directors shall require the affirmative vote of a majority of the Directors present at a meeting at which a quorum is present.

   3.3 Vacancies. The Directors may fill the place of any Director which may become vacant prior to the expiration of his term by a vote of the majority of remaining Directors though the remaining Directors may be less than a quorum of the Board of Directors; such appointment by the Directors shall continue until the expiration of the term of the Director whose place has become vacant. Any vacancy which occurs by reason of any increase in the number of Directors shall be filled by election at an annual meeting or special meeting of shareholders called for such a purpose.

   3.4 Election of Directors. Directors shall be elected annually, at the annual meeting of shareholders and shall serve until the next annual meeting of shareholders and until their successors have been elected and qualified.

   3.5 Removal. A Director may be removed from office, with or without cause, upon the majority vote of the shareholders entitled to vote at an election of Directors, at a meeting with respect to which notice of such purpose is given. The shareholders, upon the majority vote of the shareholders, may then forthwith proceed to elect a successor for the unexpired term of the Director who was removed from office.

   3.6 Resignation. Any Director may resign at any time either orally at any meeting of the Board of Directors or by so advising to a Co-Chairman of the Board, if any, or the Chief Executive Officer or President or by giving written notice to the corporation. A Director who resigns may postpone the effectiveness of his resignation to a future date or upon the occurrence of a future event specified in a written tender of resignation. If no time of effectiveness is specified therein, a resignation shall be effective upon
tender.   A  vacancy shall be deemed to exist at the time a resignation  is tendered, and the Board of Directors or the shareholders may, then or thereafter, elect a successor to take office when the resignation by its terms becomes effective.

   3.7 Compensation. Directors may be allowed such compensation for attendance at regular or special meetings of the Board of Directors and of any special or standing committees thereof as may be determined from time to time by resolution of the Board of Directors.

   3.8 Co-Chairmen. The Board of Directors shall elect from its members two persons who shall serve as Co-Chairmen of the Board of Directors. In the absence of an agreement to the contrary, each Co-Chairman of the Board of Directors shall preside at every other meeting of the shareholders and every other meeting of the directors. If the Co-Chairman who is to preside at a meeting of the shareholders or directors is absent, the other Co-Chairman shall preside at such meeting.
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                                  ARTICLE FOUR

                                   COMMITTEES

   4.1   Executive Committee.

         (a) The Board of Directors may by resolution adopted by a majority of the entire Board designate an Executive Committee of the Board of Directors
consisting  of  two  or  more  Directors.   Each  member  of  the Executive
Committee shall hold office until the first meeting of the Board of Directors after the annual meeting of shareholders next following his election and until his successor is elected and qualified, or until his death, resignation or removal, or until he shall cease to be a Director.

         (b) During the intervals between the meetings of the Board of Directors, the Executive Committee may exercise all the authority of the Board of Directors; provided, however, that the Executive Committee shall not have the power to amend or repeal any resolution of the Board of Directors that by its terms shall not be subject to amendment or repeal by the Executive Committee, and the Executive Committee shall not have the authority of the Board of Directors in reference to (1) amending the certificate of incorporation or by-laws of the corporation; (2) adopting a plan of merger or consolidation; (3) the sale, lease, mortgage, exchange or other disposition of all or substantially all the property and assets of the corporation otherwise than in the usual and regular course of its business; (4) a voluntary dissolution of the corporation or a revocation of any such voluntary dissolution; (5) filling a vacancy in the Board of Directors; (6) declaring a dividend or distribution from surplus; or (7) issuing capital stock.

         (c) The Executive Committee shall meet from time to time on call of a Co-Chairman of the Board, the Chief Executive Officer or the President or
of  any two or more members of the Executive Committee.   Meetings  of  the
Executive Committee may be held at such place or places, within or without the State of Delaware as the Executive Committee shall determine or as may be specified or  fixed  in  the  respective  notices  or  waivers  of  such
meetings.   The  Executive  Committee  may fix its own rules of procedures,
including provision for notice of its meetings.   It shall keep a record of
its proceedings and shall report these proceedings to the Board of Directors at the meeting thereof held next after they have been taken, and all such proceedings shall be subject to revision or alteration by the Board of Directors except to the extent that action shall have been taken pursuant to or in reliance upon such proceedings prior to any such revision or alteration.

         (d) The Executive Committee shall act by majority vote of its members; provided, that contracts or transactions of and by the corporation in which officers or Directors of the corporation are interested shall require the affirmative vote of a majority of the disinterested members of the Executive Committee, at a meeting of the Executive Committee at which the material facts as to the interest and as to the contract or transaction are disclosed or known to the members of the Executive Committee prior to the vote.

         (e) Members of the Executive Committee may participate in committee proceedings by means of conference telephone or similar communications equipment by means of which all persons participating in the proceedings can hear each other, and such participation shall constitute presence in person at such proceedings.
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         (f)   The Board of Directors, by resolution adopted in accordance with paragraph (a) of this section, may designate one or more Directors as alternate members of the Executive Committee who may act in the place and stead of any absent member or members at any meeting of said committee.

   4.2 Other Committees. The Board of Directors, by resolution adopted by a majority of the entire Board, may designate one or more additional committees, each committee to consist of two or more of the Directors of the corporation, which shall have such name or names and shall have and may exercise such powers of the Board of Directors, except the powers denied to the Executive Committee, as may be determined from time to time by the Board of Directors. Such committees shall provide for its own rules of procedure, subject to the same restrictions thereon as provided above for the Executive Committee.

   4.3 Removal. The Board of Directors shall have power at any time to remove any member of any committee, with or without cause, and to fill vacancies in and to dissolve any such committee.

                                  ARTICLE FIVE

                       MEETINGS OF THE BOARD OF DIRECTORS

   5.1 Time and Place. Meetings of the Board of Directors may be held at any place either within or without the State of Alabama. Each newly elected Board of Directors shall meet immediately following the close of the annual meeting of shareholders and at the place thereof, or such newly elected Board of Directors may hold such meeting at such place and time as shall be fixed by the consent in writing of all the Directors. In any such case no notice of such meeting to the newly elected Directors shall be necessary in order legally to constitute the meeting, provided a quorum be present.

   5.2 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place, within or without the State of Delaware, as shall be determined by the Board of Directors from time to time.

   5.3   Special Meetings;  Notice.   Special  meetings  of  the  Board  of
Directors may be called by a Co-Chairman of the Board, the Chief Executive Officer, or the President on not less than two days' written notice by mail, telegram or cablegram, or by personal delivery to each Director and shall be called by a Co-Chairman of the Board, the Chief Executive Officer, the President or the Secretary in like manner and on like notice on the written request of any two or more Directors. Any such special meeting shall be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of meeting. No notice of any meeting of the Board of Directors need state the purposes thereof.
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   5.4   Waiver of Notice.   Notice  of  any  meeting  may  be  waived  by an
instrument in writing executed before or after the meeting. Attendance in person at any such meeting shall constitute a waiver of notice thereof except where a Director attends a meeting for the express purpose of objecting because the meeting is not lawfully called or convened.

   5.5   Quorum.   At all meetings of the Board of Directors, the presence of one-third of the Directors, but not less than two Directors, shall be necessary and sufficient to constitute a quorum for the transaction of business. Directors may participate in any meeting by means of conference
telephone  or  similar  communications  equipment   by  which  all  persons
participating in the meeting can hear each other, and participation in a meeting by means of such communications equipment shall constitute the presence in person at such meeting. The act of a majority of the Directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by-law, the certificate of incorporation or these by-laws. In the absence of a quorum a majority of the Directors present at any meeting may adjourn the meeting from time to time until a quorum is present. Notice of any adjourned meeting need only be given by announcement at the meeting at which the adjournment is taken.

   5.6 Action in Lieu of Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if a written consent thereto is signed by all members of the Board of Directors or of such committee, as the case may be, and such written consent is filed with the minutes of the proceedings of the Board of Directors and any further requirements of law pertaining to such consents have been complied with.

   5.7 Interested Directors and Officers. An interested Director or officer is one who is a party to a contract or transaction with the corporation or who is an officer or Director of, or has a financial interest in, another corporation, partnership or association which is a party to a contract or transaction with the corporation. Contracts and transactions between the corporation and one or more interested Directors or officers shall not be void or voidable solely because of such relationship or interest or because such a Director is present at a meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction, if either: (1) the contract or transaction is approved in good faith by the Board of Directors or appropriate committee by the affirmative votes or consent of a majority of disinterested Directors at a meeting of the Board or committee at which the material facts as to the interested person or persons and the contract or transaction are disclosed or known to the Board or committee prior to the vote; or (2) the contract or transaction is approved in good faith by the shareholders after the material facts as to the interested person or persons and the contract or transaction have been disclosed to them; or (3) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the Board of Directors or the appropriate committee, or the shareholders. Interested Directors may not be counted in determining the presence of a quorum at a meeting of the Board or committee which authorizes the contract or transaction.

                                  ARTICLE SIX

                         OFFICERS, AGENTS AND EMPLOYEES

   6.1 General Provisions. The officers of the corporation shall be a Chief Executive Officer, a President, a Secretary, and a Treasurer, one or
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more Executive Vice Presidents, Senior Vice Presidents and Vice Presidents,
one or more Assistant Secretaries, and one or more Assistant Treasurers. The officers shall be elected by the Board of Directors at the first meeting of the Board of Directors after the annual meeting of the shareholders in each year or shall be appointed as provided in these by-laws. The executive officers of the corporation shall consist of the Chief Executive Officer, the President, all Executive Vice Presidents, all Senior Vice Presidents, the Secretary and the Treasurer. The board of Directors may elect other officers, agents and employees, who shall have such authority and perform such duties as may be prescribed by the Board of Directors. All officers shall hold office until the meeting of the Board of Directors following the next annual meeting of the shareholders after their election or appointment and until their successors shall have been elected or appointed and shall have qualified. Any two or more offices may be held by the same person. Any officer, agent or employee of the corporation may be removed by the Board of Directors whenever in its judgment the best interests of the corporation will be served thereby. Such removal shall be without prejudice to such person's contract rights, if any, but the election or appointment of any person as an officer, agent or employee of the corporation shall not of itself create contract rights.

The compensation of officers, agents, and employees elected by the Board of Directors shall be fixed by the Board of Directors, but this power may be delegated to any officer, agent or employee as to persons under his direction or control. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his duties.

   6.2 Powers and Duties of the Chief Executive Officer and the President. The powers and duties of the Chief Executive Officer and the President, subject to the supervision and control of the Board of Directors, shall be those usually appertaining to their respective offices and whatever other powers and duties are prescribed by these by-laws or by the Board of Directors.

         (a) The Chief Executive Officer of the corporation shall be the highest executive officer of the corporation and shall have overall responsibility for the management of the business of the corporation, including responsibility for execution of all orders and resolutions adopted by the Board of Directors, execution of authorized conveyances, contracts and other documents in the name of the corporation, except where the signing and execution thereof may be delegated by the Board of Directors or these by-laws to another officer or agent of the corporation.

         (b) The President shall be the second highest executive officer of the corporation and shall report to the Chief Executive Officer of the
corporation.   The  President  shall  have  such  responsibilities  for the management of the business of the corporation as may be assigned to him by the Chief Executive Officer or the Board of Directors. The President, in the absence of the Chief Executive Officer, shall have the authority to execute on behalf of the corporation conveyances, contracts and other documents.

   6.3 Powers and Duties of Executive Vice Presidents, Senior Vice Presidents and Vice Presidents. Each Executive Vice President, Senior Vice President and Vice President shall have such powers and perform such duties as the Board of Directors, the Chief Executive Officer or the President may prescribe and shall perform such other duties as may be prescribed by these by-laws. In the absence or inability to act of the Chief Executive Officer
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or President, unless  the  Board  of Directors shall otherwise provide, the
Executive Vice President who has served in that capacity for the longest time and who shall be present and able to act, shall perform all duties and
may  exercise  any  of  the  powers  of the Chief Executive  Officer.   The
performance of any such duty by an Executive Vice President, Senior Vice President or Vice President shall be conclusive evidence of his power to act.

         Without limiting the generality of the foregoing, an Executive Vice President appointed by the Board of Directors shall be designated as the Executive Vice President for a major operation or division of the corporation and as such shall have responsibility and authority to conduct the business of such operation or division. Each Executive Vice President shall report to the Chief Executive Officer and the President and shall have such other duties as may be assigned to him by the Board of Directors. Each Executive Vice President shall have the authority to execute on behalf of the corporation all conveyances, contracts and other documents which pertain to the operation or division of the corporation for which he has responsibility.

   6.4 Powers and Duties of the Secretary. The Secretary shall have charge of the minutes of all proceedings of the shareholders and of the Board of Directors and shall keep the minutes of all their meetings at which he is present. Except as otherwise provided by these by-laws he shall attend to
the giving of all notices to shareholders  and  Directors.   He  shall have
charge of the seal of the corporation, shall attend to its use on all documents the execution of which on behalf of the corporation under its seal is duly authorized and shall attest the same by his signature whenever
required.   He  shall  have  charge  of the record of shareholders  of  the corporation, of all written requests by shareholders that notices be mailed to them at an address other than their addresses on the record of shareholders, and of such other books and papers as the Board of Directors may direct. Subject to the control of the Board of Directors, he shall have all such powers and duties as generally are incident to the position of Secretary or as may be assigned to him by the Chief Executive Officer, President or the Board.

   6.5 Powers and Duties of the Treasurer. The Treasurer shall have charge of all funds and securities of the corporation, shall endorse the same for deposit or collection when necessary and deposit the same to the credit of the corporation in such banks or depositaries as the Board of Directors may authorize. He may endorse all commercial documents requiring endorsements for or on behalf of the corporation and may sign all receipts and all commercial documents requiring endorsements for or on behalf of the corporation and may sign all receipts and vouchers for payments made to the
corporation.   He shall have all such powers and duties  as  generally  are incident to the position of Treasurer or as may be assigned to him by the Chief Executive Officer, President or by the Board of Directors.

    6.6 Appointment, Powers and Duties of Assistant Secretaries. Assistant Secretaries may be appointed by the Chief Executive Officer, President or elected by the Board of Directors. In the absence or inability of the Secretary to act, any Assistant Secretary may perform all the duties and exercise all the powers of the Secretary. The performance of any such duty shall be conclusive evidence of his power to act. An Assistant Secretary shall also perform such other duties as the Secretary or the Board of Directors may assign to him.
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   6.7   Appointment, Powers and Duties of Assistant Treasurers.  Assistant
Treasurers  may  be  appointed by the Chief Executive Officer, President or
elected by the Board of  Directors.   In  the  absence  or inability of the
Treasurer to act, an Assistant Treasurer may perform all the duties and exercise all the powers of the Treasurer. The performance of any such duty shall be conclusive evidence of his power to act. An Assistant Treasurer shall also perform such other duties as the Treasurer or the Board of Directors may assign to him.

   6.8 Delegation of Duties. In case of the absence of any officer of the corporation, or for any other reason that the Board of Directors may deem sufficient, the Board of Directors (or in the case of Assistant Secretaries or Assistant Treasurers only, the Chief Executive Officer or President) may confer for the time being the powers and duties, or any of them of such officer upon any other officer (provided that the powers and duties of the Chief Executive Officer or President may not be conferred upon the Secretary, and vice versa), or elect or appoint any new officer to fill a vacancy created by death, resignation, retirement or termination of any officer. In such latter event such new officer shall serve until the next annual election of officers.

                                 ARTICLE SEVEN

                                 CAPITAL STOCK

   7.1 Certificates. The interest of each shareholder shall be evidenced by a certificate or certificates representing shares of the corporation which shall be in such form as the Board of Directors may from time to time adopt and shall be numbered and shall be entered in the books of the corporation as they are issued. Each certificate representing shares shall set forth upon the face thereof the following:

         (a)   the name of this corporation;

         (b) that the corporation is organized under the laws of the State of Delaware;

         (c) the name or names of the person or persons to whom the certificate is issued;

         (d) the number and class of shares, and the designation of the series, if any, which the certificate represents;

         (e) the par value of each share represented by such certificate, or a statement that the shares are without par value; and

         (f) if any shares represented by the certificate are non-voting shares, a statement or notation to that effect; and if the shares represented by the certificate are subordinate to shares of any other class or series with respect to dividends or amounts payable on liquidation, shall further set forth on either the face or back of the certificate a clear and concise statement to that effect.

    Each certificate shall be signed by the Chief Executive Officer, President or any Executive or Senior dice President and the Secretary or an Assistant Secretary and may be sealed with the seal of the corporation or a facsimile thereof. If a certificate is countersigned by a transfer agent or registered by a registrar, other than the corporation itself or an employee of the corporation, the signature of any such officer of the corporation may be a facsimile. In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been
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used  on,  any  such certificate or certificates shall  cease  to  be  such
officer  or  officers   of  the  corporation,  whether  because  of  death,
resignation or otherwise, before such certificate or certificates shall have been delivered by the corporation, such certificate or certificates may nevertheless be delivered as though the person or persons who signed such certificate or certificates or whose facsimile signatures shall have been used thereon had not ceased to be such officer or officers.

   7.2 Shareholder List. The corporation shall keep or cause to be kept a record of the shareholders of the corporation which readily shows, in alphabetical order or by alphabetical index, and by classes or series of stock, if any, the names of the shareholders entitled to vote, with the address of and the number of shares held by each. Said record shall be presented and kept open for ten days prior to and during all meetings of the shareholders in accordance with the provisions of Section 2.8 of these by-laws.

   7.3 Transfer of Shares. Transfers of stock shall be made on the books of the corporation only by the person named in the certificate, or by power of attorney lawfully constituted in writing, and upon surrender of the certificate thereof, or in the case of a certificate alleged to have been lost, stolen or destroyed, upon compliance with the provisions of Section
7.7 of these by-laws.

   7.4 Record Dates. (a) For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may provide that the stock transfer books shall be closed for a stated period but not to exceed sixty days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten days immediately preceding such meeting.

         (b) In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date to be not more than sixty days and, in case of a meeting of shareholders, not less than ten days, prior to the date on which the particular action requiring such determination of shareholders is to be taken.

   7.5 Registered Owner. The corporation shall be entitled to treat the holder of record of any share of stock of the corporation as the person entitled to vote such share, to receive any dividend or other distribution with respect to such share, and for all other purposes and accordingly shall not be bound to recognize any equitable or other claim or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

   7.6   Transfer Agent and Registrars.   The Board of Directors may appoint
one or more transfer agents and one or more registrars and may require each stock certificate to bear the signature or signatures of a transfer agent or a registrar or both.

   7.7 Lost Certificates. Any person claiming a certificate of stock to be lost, stolen or destroyed shall make an affidavit or affirmation of the fact in such manner as the Board of Directors may require and shall, if the Directors so require, give the corporation a bond of indemnity in form and amount and with one or more sureties satisfactory to the Board of
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Directors, whereupon an appropriate  new  certificate may be issued in lieu of the certificate alleged to have been lost, stolen or destroyed.

   7.8 Fractional Shares or Scrip. The corporation may, when and if authorized so to do by its Board of Directors, issue certificates for fractional shares or scrip in order to effect share transfers, share distributions or reclassifications, mergers, consolidations or reorganizations. Holders of fractional shares shall be entitled, in proportion to their fractional holdings, to exercise voting rights, receive dividends and participate in any of the assets of the corporation in the event of liquidation. Holders of scrip shall not, unless expressly authorized by the Board of Directors, be entitled to exercise any rights of a shareholder of the corporation, including voting rights, dividend rights or the right to participate in any assets of the corporation in the event of liquidation. In lieu of issuing fractional shares or scrip, the corporation may pay in cash the fair value of fractional interest as determined by the Board of Directors; and the Board of Directors may adopt resolutions regarding rights with respect to fractional shares or scrip as it may deem appropriate, including without limitation the right for persons entitled to receive fractional shares to sell such fractional shares or purchase such additional fractional shares as may be needed to acquire one full share, or sell such fractional shares or scrip for the account of such persons.


                                 ARTICLE EIGHT

                   BOOKS AND RECORDS; SEAL; ANNUAL STATEMENTS

   8.1 Inspection of Books and Records. Any shareholder of record, including a holder of record of voting trust certificates, upon written demand under oath stating the purpose thereof, shall have the right to examine in person or by agent or attorney, at any reasonable time or times, for any proper purpose, the books and records of account, minutes and record of shareholders and to make copies thereof or extracts therefrom. Such demand shall be sent to the attention of the Secretary of the corporation at its principal place of business. If the demand is made by an agent or attorney, such demand shall be accompanied by a power of attorney or other authorization to act on behalf of the shareholder.

    If the Secretary or a majority of the Board of Directors or members of the Executive Committee of the corporation find the request proper, the Secretary shall notify the shareholder within a reasonable time after receipt of said request of the time, which shall in no event be more than thirty days after such notification, and place at which the inspection may be conducted.

    If said request is found by the Secretary, the Board of Directors or the Executive Committee not to be proper, the Secretary shall so notify the requesting shareholder within a reasonable time after receipt of the request. The Secretary shall specify in said notice the basis for the rejection of the shareholder's request.

    The Secretary, the Board of Directors and the Executive Committee shall at all times be entitled to rely in good faith on the corporate records in making any determination hereunder.

   8.2 Seal. The corporate seal shall be in such form as the Board of Directors may from time to time determine. In the event it is inconvenient
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
to use such a seal at any time, the signature of the corporation followed by the word "Seal" enclosed in parentheses or scroll shall be deemed the seal of the corporation.

   8.3 Annual Statements. Not later than 180 days after the close of each fiscal year, and in any case prior to the next annual meeting of shareholders, the corporation shall prepare and mail to each shareholder and holder of voting trust certificates:

         (a) A balance sheet showing in reasonable detail the financial condition of the corporation as of the close of its fiscal year, and

         (b) A statement of income (expenses and retained earnings) showing the results of its operations during its fiscal year; and

         (c) A report of the Chief Executive Officer, officer in charge of financial records or a certified public accountant stating whether, in his opinion, the financial statements present fairly the financial position of the corporation and the results of its operations in accordance with generally accepted accounting principles and, if not, describing the basis for their preparation of the data in accordance with accounting procedures generally used in the industry in which the corporation conducts its business.

                                  ARTICLE NINE

                                INDEMNIFICATION

   9.1   Third Party Claims.  Under the circumstances prescribed in Sections
9.3 and 9.4, the corporation shall indemnify and hold harmless any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including appeals, (other than an action by or in the right of the corporation) by reason of the fact that he is or was a Director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a Director, officer, partner, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys'
fees), judgments, fines and amount paid in settlement actually and reasonably incurred by him in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to
believe his conduct  was  unlawful.   The termination of any claim, action,
suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

   9.2   Corporate Claims .  Under the circumstances prescribed in Sections
9.3 and 9.4, the corporation shall indemnify and hold harmless any person who was or is a party or is threatened to be made a party to any threatened, pending or completed claim, action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact he is or was a Director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a Director, officer, partner, employee or agent, of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the Chancery Court or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Chancery Court or such other court shall deem proper.

   9.3 Indemnification of Expenses Where Successful. To the extent that a Director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 9.1 and 9.2, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

   9.4   Authorization of Indemnification.  Except  as  provided in Section
9.3 and except as may be ordered by a court, any indemnification under Sections 9.1 and 9.2 shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 9.1 and
9.2. Such a determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to or have been wholly successful on the merits or otherwise with respect to such action, suit or proceeding, or (2) if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or (3) by the affirmative vote of a majority of the shares entitled to vote thereon.

   9.5 Advancement of Expenses. Expenses (including attorneys' fees) incurred in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of the Director, officer, employee or agent to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article Nine.

   9.6 Nonexclusive Method of Indemnification. The indemnification and advancement of expenses provided by this Article Nine shall not be deemed exclusive of any other rights, in respect of indemnification or otherwise, to which those seeking indemnification or advancement of expenses may be entitled under any agreement, by-law or resolution approved by the affirmative vote of the holders of a majority of the shares entitled to vote thereon taken at a meeting the notice of which specified that such by-law or resolution would be placed before the shareholders, both as to action by a Director, officer, employee or agent in his official capacity and as to action in another capacity while holding such office or position, and shall continue as to a person who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.
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
   9.7 Insurance. The corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a Director, officer, partner, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article Nine.

   9.8 Notification to Shareholders of Indemnification. If any expenses or other amounts are paid by way of indemnification, otherwise than by court order or action by the shareholders or by an insurance carrier pursuant to insurance maintained by the corporation, the corporation shall, not later than the next annual meeting of shareholders unless such meeting is held within three months from the date of such payment, and, in any event, within I5 months from the date of such payment, send by first class mail to its shareholders of record at the time entitled to vote for the election of Directors a statement specifying the persons paid, the amounts paid, and the nature and status at the time of such payment of the litigation or threatened litigation.



                                  ARTICLE TEN

                           NOTICES; WAIVERS OF NOTICE

   10.1 Notices. Except as otherwise specifically provided in these by-laws, whenever under the provisions of these by-laws notice is required to be given to any shareholder, Director or officer, it shall not be construed to mean personal notice, but such notice may be given by personal notice or by cable or telegraph, or by mail by depositing the same in the post office or letter box in a postpaid sealed wrapper, addressed to such shareholder, officer or Director at such address as appears on the books of the corporation, and such notice shall be deemed to be given at the time when the same shall be thus sent or mailed.

   10.2 Waivers of Notice. Except as otherwise provided in these by-laws, when any notice whatever is required to be given by law, by the certificate of incorporation or by these by-laws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated
therein,  shall  be  deemed  equivalent  to  notice.   In  the  case  of  a
shareholder, such waiver of notice may be signed by the shareholder's attorney or proxy duly appointed in writing.


                                 ARTICLE ELEVEN

                                EMERGENCY POWERS

   11.1  By-Laws.   The  Board of Directors may adopt  emergency  by-laws,
subject to repeal or change by action of the shareholders, which shall, notwithstanding any provision of law, the certificate of incorporation or these by-laws, be operative during any emergency in the conduct of the business of the corporation resulting from an attack on the United States or on a locality in which the corporation conducts its business or customarily holds meetings of its Board of Directors or its shareholders, or during any nuclear or atomic disaster, or during the existence of any
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
catastrophe, or other similar emergency condition, as a result of which a quorum of the Board of Directors or a standing committee thereof cannot readily be convened for action. The emergency by-laws may make any provision that may be practical and necessary for the circumstances of the emergency.

   11.2 Lines of Succession. The Board of Directors, either before or during any such emergency, may provide, and from time to time modify, lines of succession in the event that during such an emergency any or all officers or agents of the corporation shall for any reason be rendered incapable of discharging their duties.

   11.3 Head Office. The Board of Directors, either before or during any such emergency, may effective in the emergency, change the head office or
designate  several  alternative  head  offices  or  regional  offices,   or
authorize the officers to do so.

   11.4 Period of Effectiveness. To the extent not inconsistent with any emergency by-laws so adopted, these by-laws shall remain in effect during any such emergency and upon its termination the emergency by-laws shall cease to be operative.

   11.5 Notices. Unless otherwise provided in emergency by-laws, notice of any meeting of the Board of Directors during any such emergency may be given only to such of the Directors as it may be feasible to reach at the time, and by such means as may be feasible at the time, including publication, radio or television.

   11.6  Officers as  Directors  Pro  Tempore.   To  the  extent  required to
constitute a quorum at any meeting of the Board of Directors during any such emergency, the officers of the corporation who are present shall, unless otherwise provided in emergency by-laws, be deemed, in order of rank and within the same rank in order of seniority, Directors for such meeting, provided, that the emergency by-laws may declare that the Director or Directors in attendance at a meeting shall constitute a quorum.

   11.7 Liability of Officers, Directors and Agents. No officer, Director, agent or employee acting in accordance with any emergency by-laws shall be liable except for willful misconduct. No officer, Director, agent or employee shall be liable for any action taken by him in good faith in such an emergency in furtherance of the ordinary business affairs of the corporation even though not authorized by the by-laws then in effect.


                                 ARTICLE TWELVE

                               CONTRACTS; CHECKS

   12.1  Contracts.   The  Board  of  Directors  may  authorize any officer,
employee or agent to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

   12.2 Checks. Checks, notes, drafts, acceptances, bills of exchange and other orders or obligations for the payment of money shall be signed by such officer or officers or person or persons as the Board of Directors by resolution shall from time to time designate.

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                                ARTICLE THIRTEEN

                          DIVIDENDS AND DISTRIBUTIONS

  The Board of Directors may declare dividends on its outstanding shares out of either (I) the surplus of the corporation, as defined in and computed in accordance with Sections 154 and 244 of the General Corporation Law of Delaware, or (2] in case there shall be no such surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. Dividends may be declared and paid in cash, property, or treasury shares of the corporation or may be paid in authorized but unissued shares of the corporation. If a dividend is paid in authorized but unissued shares of the corporation, the Board of Directors shall, by resolution, direct that there be designated as capital in respect of such shares an amount which is not less than the aggregate par value of par value shares being declared as a dividend and, in the case of shares without par value being declared as a dividend, such amount shall be determined by the Board of Directors. No such designation as capital shall be necessary if shares are being distributed by the corporation pursuant to a split-up or division of its stock rather than as payment of a dividend declared payable in stock of the corporation.



                                ARTICLE FOURTEEN

                                   AMENDMENTS

The by-laws of the corporation may be altered or amended and new by-laws may be adopted by the shareholders at any annual or special meeting of the shareholders or by the Board of Directors at any regular or special meeting of the Board of Directors; provided, however, that, if such action is to be taken at a meeting of the shareholders, notice of the general nature of the proposed change in the by-laws shall be given in the notice of meeting. The shareholders may provide by resolution that any by-law provision repealed, amended, adopted, or altered by them may not be repealed, amended, adopted, or altered by the Board of Directors. Action by the shareholders with respect to by-laws shall be taken by an affirmative vote of a majority of all shares entitled to elect Directors, and action by the Board of Directors with respect to by-laws shall be taken by an affirmative vote of a majority of all Directors then holding office.

                   FIRST AMENDMENT TO THE BYLAWS
                  OF NICHOLS RESEARCH CORPORATION

     Pursuant to Article Fourteen of the Bylaws of Nichols Research Corporation (the "Bylaws"), the Bylaws of Nichols Research Corporation (the "Company") are hereby amended effective November 15, 1990, as follows:

     1. The first sentence of Section 2.7 of the Bylaws is hereby deleted in its entirety and the following new sentence is substituted in its place:

          At every meeting of shareholders, the Chairman of the Board, or in the absence of the Chairman or if there is none, the Vice Chairman of the Board or if there is none, the Chief Executive Officer, or in his absence the President, or in his absence a Vice President or, if none be present, the appointee of the presiding officer of the meeting, shall preside.

     2. The first sentence of Section 3.6 of the Bylaws is hereby deleted in its entirety and the following new sentence is substituted in its place:

          Any Director may resign at any time either orally at any meeting of the Board of Directors or by so advising the Chairman of the Board, if any, the Vice Chairman of the Board, if any, the Chief Executive Officer or the President or by giving written notice to the corporation.

     3. Section 3.8 of the Bylaws is hereby deleted in its entirety and the following new Section is substituted in its place:

          3.8 CHAIRMAN OF THE BOARD; VICE CHAIRMAN OF THE BOARD. The Board of Directors may elect from its members a Chairman of the Board of Directors. In the absence of an agreement to the contrary, the Chairman of the Board of Directors shall preside at every meeting of the shareholders and at every meeting of the Directors.

          The Board of Directors may elect from its members a Vice Chairman of the Board of Directors. The Vice Chairman of the Board shall serve in the absence of the Chairman of the Board.

     4. The first sentence of Section 4.1(c) of the Bylaws is hereby deleted in its entirety and the following new sentence is substituted in its place:

          The Executive Committee shall meet from time to time on the call of the Chairman of the Board, the Vice Chairman of the Board, the Chief Executive Officer, or the President or of any two or more members of the Executive Committee.

     5. The first sentence of Section 5.3 of the Bylaws is hereby deleted in its entirety and the following new sentence is substituted in its place:

          Special meetings of the Board of Directors may be called by the Chairman of the Board, the Vice Chairman of the Board, the Chief Executive Officer, or the President on not less than two days' written notice by mail, telegram or cablegram, or by personal delivery to each Director and shall be called by the Chairman of the Board, the Vice Chairman of the Board, the Chief Executive Officer, the President or the Secretary in a like manner and on like notice on the written request of any two or more Directors.

     In all other respects the Bylaws shall remain in full force and effect according to their terms and provisions.

     IN  WITNESS  WHEREOF,  the  undersigned  hereby   certifies  that  the
foregoing First Amendment to the Bylaws of Nichols Research Corporation was duly adopted by the Board of Directors on November 15, 1990.



                                   /s/  Patsy L. Hattox
                                   -------------------------------------------
                                   Secretary

                  SECOND AMENDMENT TO THE BYLAWS
                  OF NICHOLS RESEARCH CORPORATION

     Pursuant to Article Fourteen of the Bylaws of Nichols Research Corporation (the "Bylaws"), the Bylaws of Nichols Research Corporation (the "Company") are hereby amended effective September 15, 1993, as follows:

     The first sentence of Section 3.2 is hereby deleted in its entirety and the following new sentence is substituted in its place:

               The  Board of Directors shall consist of not less than  five
          (5) and not more than eleven (11) members, the precise number to be fixed by resolution of the Board of Directors from time to time.

     In all other respects the Bylaws shall remain in full force and effect according to their terms and provisions.

     IN  WITNESS  WHEREOF,  the  undersigned  hereby  certifies   that  the
foregoing Second Amendment to the Bylaws of Nichols Research Corporation was duly adopted by the Board of Directors on September 15, 1993.


                                   /s/  Patsy L. Hattox
                                   -------------------------------------------
                                   Secretary

                   THIRD AMENDMENT TO THE BYLAWS
                  OF NICHOLS RESEARCH CORPORATION

     Pursuant to Article Fourteen of the Bylaws of Nichols Research Corporation (the "Bylaws"), the Bylaws of Nichols Research Corporation (the "Company") are hereby amended effective August 24, 1995, as follows:

     1.   The following new Section 3.9 is hereby added to the Bylaws:

          3.9 MANDATORY RETIREMENT. Upon the attainment of age 70, a director shall retire from the Board of Directors and shall thereafter cease to be qualified to serve as a director of the corporation. A vacancy shall be deemed to exist at the time a director attains the age of 70, and the Board of Directors or the shareholders may, then or thereafter, elect a successor to take office upon such retirement and until the term of the retired director would have ended, but for said retirement.

     In all other respects, the Bylaws shall remain in full force and affect according to their terms and provisions.

     IN  WITNESS  WHEREOF,  the  undersigned   hereby  certifies  that  the
foregoing Third Amendment to the Bylaws of Nichols Research Corporation was duly adopted by the Board of Directors on August 24, 1995.


                                   /s/  Patsy L. Hattox
                                   -------------------------------------------
                                   Secretary